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                                                                   EXHIBIT 10.47

                         AMENDMENT AND RESTATEMENT AGREEMENT dated as of June
                    28, 2002, among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"), ADVANCE AUTO PARTS, INC., a Delaware corporation ("Holdings"), the Lenders party hereto and JPMORGAN CHASE BANK, as Administrative Agent, under the Credit Agreement dated as of November 28, 2001, among the Borrower, Holdings, the lenders referred to therein and the Administrative Agent, as in effect on the date hereof (the "Original Credit Agreement").

               WHEREAS, Holdings and the Borrower have requested, and the Required Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Tranche C Lenders extend credit in the form of Tranche C Term Loans on the Restatement Effective Date, in an aggregate principal amount equal to $250,000,000 and (b) the Original Credit Agreement be amended and restated as provided herein;

               NOW, THEREFORE, Holdings, the Borrower, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

               SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, "Required Restatement Lenders" means, at any time, (i) Lenders under the Original Credit Agreement having Revolving Exposures, Tranche A Term Loans, Tranche B Term Loans and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Tranche A Term Loans, outstanding Tranche B Term Loans and unused Revolving Commitments at such time, (ii) Lenders under the Original Credit Agreement having Tranche A Term Loans representing more than 50% of the sum of the outstanding Tranche A Term Loans at such time and (iii) each of the Tranche C Lenders set forth on Schedule 1 hereto.

               SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 through 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties hereto shall agree upon.

               (b) The "Restatement Effective Date" shall be specified by the Borrower, and shall be a date not later than July 1, 2002, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice proposing a date as the Restatement Effective

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Date to the Administrative Agent, which shall send copies of such notice to the
Lenders. This Agreement shall terminate at 5:00 p.m., New York City time, on July 1, 2002, if the Restatement Effective Date shall not have occurred at or prior to such time.

               SECTION 3. Tranche C Term Loans; Prepayment of Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein, each Tranche C Lender agrees to make a Tranche C Term Loan to the Borrower on the Restatement Effective Date in a principal amount equal to the Tranche C Term Loan Commitment set forth for such Tranche C Lender on Schedule 1 hereto. The Tranche C Term Loans shall be made on the Restatement Effective Date as ABR Borrowings. The Required Restatement Lenders hereby waive the requirements of Section 6.01 of the Original Credit Agreement to the extent, but only to the extent, necessary to permit the Borrower to incur the Tranche C Term Loans and make Borrowings thereunder on the Restatement Effective Date.

               (b) The Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 2.11(a) of the Original Credit Agreement to apply all the proceeds of the Tranche C Term Loans, together with the Borrower's payment of $14,548,667.77 to the Administrative Agent by intrabank transfer of immediately available funds on the Restatement Effective Date (the "Restatement Prepayment"), in each case, immediately upon the receipt thereof to prepay all the outstanding principal of the Tranche B Term Loans. The Borrower also agrees to pay to the Administrative Agent on the Restatement Effective Date by intrabank transfer of immediately available funds, an amount necessary to pay all accrued interest, fees and any other amounts owing in respect of the Tranche B Term Loans as of such date.

               (c) Unless the Administrative Agent shall have received notice from a Tranche C Lender prior to the Restatement Effective Date that such Tranche C Lender will not make available to the Administrative Agent such Tranche C Lender's share of such Tranche C Borrowing, the Administrative Agent may assume that such Tranche C Lender has made such share available on such date in accordance with this Section. If any Tranche C Lender shall default in the payment of any amount due from it under this Section, then the applicable Tranche C Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Tranche C Lender) to the Administrative Agent, together with interest on such amount at the interest rate applicable to ABR Loans from the Restatement Effective Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Tranche C Lender's expense, upon notice to the defaulting Tranche C Lender and to the Administrative Agent, to require such defaulting Tranche C Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume

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such interests, rights and obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay to the defaulting Tranche C Lender or the Administrative Agent (as applicable), in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Tranche C Term Loans made by such defaulting Tranche C Lender (or advanced by the Administrative Agent on its behalf, as applicable) under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Tranche C Lender's (or, if applicable, the Administrative Agent's) account or owed to it under the Restated Credit Agreement in respect of such Tranche C Term Loans.

               SECTION 4. Amendment and Restatement of the Original Credit Agreement; Loans and Letters of Credit. (a) Effective immediately after the prepayment of the Tranche B Term Loans under Section 3 above, the Original Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Original Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

               (b) All Tranche A Term Loans, Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Original Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto.

               SECTION 5. Waiver. The Tranche A Lenders party hereto, on behalf of all Tranche A Lenders, hereby waive the provisions under the Original Credit Agreement with respect to the pro rata allocation of voluntary prepayments of Term Borrowings thereunder and consent to the application of the proceeds of the Tranche C Term Loans and the Restatement Prepayment as provided in Section 3. The Required Restatement Lenders hereby consent to the waiver contained in this
Section 5.

               SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3 through 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

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                                                                               4

               (a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower and the Required Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

               (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Riordan & McKinzie, counsel for the Loan Parties, substantially in the form of Exhibit B-1,
     (ii) Flippin Densmore Morse Rutherford & Jessee, Virginia counsel for the Loan Parties, substantially in the form of Exhibit B-2, (iii) Greenberg Traurig, LLP, Florida counsel for the Loan Parties, substantially in the form of Exhibit B-3 and (iv) Bingham Dana, special New York counsel for the Loan Parties, substantially in the form of Exhibit B-4, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Required Restatement Lenders shall reasonably request. Holdings and the Borrower hereby request such counsel to deliver such opinions.

               (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

               (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of each of Holdings and the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and
     (b) of Section 4.02 of the Restated Credit Agreement.

               (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

               (f) The Collateral Agent shall have received (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or

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     recorded to create or perfect the Liens intended to be created under the
     Security Agreement after giving effect to the Restatement Transactions,
     (ii) a completed Perfection Certificate dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower and (iii) all documents and instruments necessary to create or perfect the Liens intended to be created under the Pledge Agreement after giving effect to the Restatement Transactions.

               (g) The Collateral Agent shall have received (i) to the extent requested by the Collateral Agent, amendments to each Mortgage executed in connection with the Original Credit Agreement providing that the Tranche C Term Loans (in addition to the other Obligations) shall be secured by a Lien on each Mortgaged Property, signed on behalf of the record owner of such Mortgaged Property and (ii) a policy or policies of title insurance or a title endorsement to an existing title insurance policy, issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the Restated Credit Agreement, together with such endorsements, coinsurance and reinsurance as the Collateral Agent or the Required Restatement Lenders may reasonably request.

               (h) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement and the Security Documents is in effect.

               (i) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been delivered by each party thereto.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 5 of this Agreement and the obligations of the Tranche C Lenders to make Tranche C Term Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 7 below) at or prior to 5:00 p.m., New York City time, on July 1, 2002 (and, in the event such conditions are not so satisfied or waived, the Tranche C Commitments shall terminate at such time).

               SECTION 7. Effectiveness; Counterparts; Amendments; Fees. (a) This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Restatement Lenders. This Agreement may be executed in two or more

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counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

               (b) In consideration of the agreements of the Required Restatement Lenders contained in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Agreement at or prior to 5:00 p.m. on June 26, 2002, a fee equal to 0.10% of the sum of such Lender's Revolving Commitment and outstanding Term Loans, in each case as of the date immediately prior to the Restatement Effective Date; provided that such fee shall not be payable unless and until this Agreement becomes effective as provided in Sections 6 and 7(a) hereof.

               SECTION 8. No Novation. This Agreement shall not extinguish the Loans outstanding under the Original Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Original Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Original Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

               SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement or, in the case of a notice to any Tranche B Lender, in accordance with Section
9.01 of the Original Credit Agreement.

               SECTION 10. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        ADVANCE AUTO PARTS, INC.,

                                        by
                                           ---------------------------
                                           Name:
                                           Title:

                                        ADVANCE STORES COMPANY,
                                        INCORPORATED,

                                        by
                                           ---------------------------
                                           Name:
                                           Title:

                                        JPMORGAN CHASE BANK, individually
                                        and as Administrative Agent,

                                        by
                                           ---------------------------
                                           Name:
                                           Title:

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                                          SIGNATURE PAGE TO
                                          AMENDMENT AND
                                          RESTATEMENT AGREEMENT
                                          DATED AS OF JUNE 28, 2002

To Approve Amendment
and Restatement Agreement:

                    Name of Institution ------------------------------
                                        by
                                           ---------------------------
                                           Name:
                                           Title: